TRADE RECEIVABLES (Tables)	12 Months Ended
Dec. 31, 2023
TRADE RECEIVABLES
Schedule of trade receivables past due to be impaired

USDm	2023	2022	2021
Analysis as of December 31 of trade receivables:
Gross trade receivables:
Not due	97.4	122.3	43.4
Due < 30 days	42.6	52.1	17.9
Due between 30 and 180 days	62.4	76.8	23.2
Due > 180 days	15.3	14.2	2.6
Total gross	217.7	265.4	87.1
Allowance for expected credit loss	6.7	5.9	3.1
Total net	211.0	259.5	84.0

Schedule of movement in provisions for impairment of freight receivables
Movements in provisions for impairment of freight receivables during the year are as follows:

USDm	2023	2022	2021
Allowance for expected credit loss
Balance as of January 01	5.9	3.1	5.8
Provisions for the year	4.0	3.4	0.7
Provisions reversed during the year	(3.2)	(0.6)	(3.4)
Balance as of December 31	6.7	5.9	3.1